Dollar Tree Acquisition of Family Dollar July 28, 2014 Exhibit 99.2

Safe Harbor We (Dollar Tree, Inc.) obtained or created the market and competitive position data used throughout this presentation from research, surveys or studies conducted by third parties, information provided by customers, and industry or general publications. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable but do not guarantee the accuracy and completeness of such information. While we believe that each of these studies and publications and the other information we receive or review is reliable, we have not independently verified such data and we do not make any representation as to the accuracy of such information. Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects and timing of the proposed transaction, future financial and operating results, and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions. Risks and uncertainties related to the proposed merger include, among others: the risk that Family Dollar’s stockholders do not approve the merger; the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction is not obtained; the risk that the other conditions to the closing of the merger are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist shareholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree or Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, Dollar Tree’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Dollar Tree and Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov. Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree and Family Dollar, undertake no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected. 2

Additional Information Important Information for Investors and Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, Dollar Tree will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement of Family Dollar that also constitutes a prospectus of Family Dollar. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858. Participants in the Solicitation Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above. 3

Compelling Strategic Rationale Creates the largest discount retailer in North America, by number of stores Complementary business models across fixed- and multi-price points Targets broader range of customers and geographies Leverages complementary merchandise expertise Generates significant synergy opportunities Enhances financial performance and improves growth prospects 4

Transaction Overview Terms ■ $74.50 per Family Dollar Stores, Inc. share, implying $9.2 billion enterprise value • Represents 22.8% premium to Family Dollar’s closing share price of $60.66 as of July 25, 2014 • Represents Enterprise Value / LTM EBITDA1 excluding synergies: 11.3x • Represents Enterprise Value / LTM EBITDA1,2 including synergies: 8.2x ■ Under the terms of the transaction, Family Dollar shareholders will receive $74.50 for each share they own, comprised of $59.60 in cash and $14.90 in Dollar Tree stock. The stock portion will be subject to a collar such that Family Dollar shareholders will receive 0.2484 Dollar Tree shares if the average Dollar Tree trading price during a specified period preceding closing is equal to or greater than $59.98 and 0.3036 Dollar Tree shares if this average trading price is less than or equal to $49.08. If the average trading price of Dollar Tree stock during this period preceding closing is between $49.08 and $59.98, Family Dollar shareholders will receive a number of shares between 0.2484 and 0.3036 equal to $14.90 in value. Financing ■ $9.5 billion of committed financing ■ Anticipated financing consists of bank and bond financing Accretion ■ In first financial year after close, expected to be low to mid single-digit percentage accretive to cash EPS3 ■ Approximately $300 million of annual run-rate synergies to be achieved by the third year post-closing ■ One-time costs to achieve synergies of approximately $300 million Leadership ■ Bob Sasser will serve as CEO of the combined company ■ Howard Levine (CEO of Family Dollar) will report to Bob Sasser Estimated Closing ■ By early 2015, subject to customary closing conditions, including Family Dollar shareholder vote and expiration or termination of the applicable HSR waiting period 1 Transaction multiples based on Family Dollar LTM EBITDA ending May 31, 2014 of $815mm 2 Assumes $300mm in run-rate synergies 3 Excluding one-time transaction costs and acquisition accounting adjustments 5

Transaction Provides Significant Value to Family Dollar Shareholders ■ Transaction to deliver significant immediate value and upside to Family Dollar shareholders • 22.8% premium to Family Dollar’s closing share price of $60.66 as of July 25, 2014 • Represents a 5-year total shareholder return of approximately 160%1 • Upon closing, Family Dollar shareholders will own no more than 15.1% and no less than 12.7% of outstanding common stock of Dollar Tree ■ Family Dollar will benefit from a number of strategic benefits in the combination ■ Under Dollar Tree leadership, opportunity to accelerate Family Dollar recent initiatives • Deliver better value to customers • Improve operating performance 1 Represents shareholder return beginning July 25, 2009 6

Dollar Tree Overview Store Count¹ US: 4,891 Canada: 189 Pricing Strategy Dollar Tree: $1 Dollar Tree Canada: CAD$1.25 Deal$: Multi-price Merchandise Variety-discretionary, seasonal, and consumables Real Estate Strategy Mostly suburban Store Size 8,000 – 10,000 sq ft Target Customer Demographic Broad range of Middle America ■ Founded in 1986, IPO in 1995 ■ Uniquely positioned in all of retail ■ “Everything’s $1” is a true differentiator in the eyes of the customer ■ WOW the customer ■ Fast, full, fun and friendly ■ Incredible values ■ Thrill of the “hunt” ¹ Total number of stores for Dollar Tree as of last quarter-end (May 3, 2014) 7

Store Count¹ US: 8,246 Pricing Strategy Multi-price Merchandise Primarily consumables and household products Real Estate Strategy Urban and rural Store Size 7,500 – 9,500 sq ft Target Customer Demographic Low to lower-middle income Family Dollar Overview ■ Founded in 1959, IPO in 1970 ■ Value for everyday items ■ Most items priced below $10 with ~13% of sales at $1 or less ■ Great values and convenient shopping experience ■ National brands at incredible savingss ■ “Your neighborhood discount store” ¹ Total number of stores for Family Dollar as of last quarter-end (May 31, 2014) 8

The New Dollar Tree Creates leading discount retailer in North America $10,378mm $18,353mm $815mm $1,998mm 7.9% 10.9% ¹ LTM financials and store count for Dollar Tree as of May 3, 2014 and Family Dollar as of May 31, 2014. Figures exclude synergies or integration costs 59.5mm sq. ft 103.5mm sq. ft North American footprint1 LTM revenue1 LTM EBITDA1 LTM EBITDA margin1 $7,975mm $1,183mm 14.8% Total selling area 44.0mm sq. ft Formats • US: 4,891 • Canada: 189 • Total: 5,080 • US: 8,246 • US: 13,137 • Canada: 189 • Total: 13,326 • Dollar Tree (4,673) • Deals (218) • Dollar Tree Canada (189) • Dollar Tree Direct • Family Dollar (8,246) • Family Dollar (8,246) • Dollar Tree (4,673) • Deals (218) • Dollar Tree Canada (189) • Dollar Tree Direct Pre-Acquisition Post-Acquisition 9

Complementary Business Models Across Fixed- and Multi-Price Points ■ Dollar Tree will be better positioned to provide our customers with merchandise they want and need given a broader pricing strategy ■ Broadens Dollar Tree’s fixed-price point platform to offer more variety, more value and serve more customers ■ The complementary multi-price point platform allows for growth in higher-cost-of-operation urban areas Fixed-price point 96% Multi-price point 4% Fixed-price point 36% Multi price-point 64% Post-Acquisition Pre-Acquisition Breakdown by number of stores 10 Note: Store count for Dollar Tree as of May 3, 2014 and Family Dollar as of May 31, 2014

Targets Broader Range of Customers & Geographies ■ Dollar Tree and Family Dollar serve different customer segments • Dollar Tree targets a broad range of “Middle America” consumers • Family Dollar targets “Low- to Lower-Household Income” consumers ■ Transaction will enable the combined company to deliver a broader assortment of merchandise to a wider spectrum of consumers at low prices ■ Dollar Tree’s and Family Dollar’s complementary value propositions will enable combined company to expand its customer base and reach 11

Complementary Merchandise Expertise Merchandise mix1 Private label as % of sales 35% – 40% Consumable 72% Home Products 10% Apparel & Accessories 8% Seasonal & Electronics 10% 1 Based on last financial year sales breakdown for Dollar Tree as of February 1, 2014 and Family Dollar as of August 31, 2013 26% ■ Significant opportunity to build on our legacy strengths in variety and consumables ■ Offer compelling assortments at prices that WOW our customers ■ Right products, right place, right time Consumable 50% Variety categories 46% Seasonal 4% 12

Significant Synergy Opportunity Sourcing & Procurement Approximately $300mm of estimated run-rate annual synergies by Year 3 Format Optimization SG&A Distribution & Logistics 13

Proven Track Record of Financial Performance Dollar Tree has a strong history of success and consistent growth over the past 10 years Between 2003-2013, has achieved: ■ Sales CAGR of 11% ■ EBITDA CAGR of 11% Leading steward of capital generating significant returns to shareholders ■ ROE of 42% in 2013 ■ ROIC to 31% in 2013 Ability to generate significant free cash flow 14

Financing and Liquidity

Financing sources

- Expected financing includes a combination of:
  - Balance sheet cash ($569 million)
  - $1.25 billion Revolver ($240 million)
  - Term loan ($5.4 billion)[4]
  - Senior unsecured notes ($2.8 billion)
- J.P. Morgan Chase Bank, N.A. has provided committed financing for the transaction

Deleveraging profile

- Pro forma adjusted debt / LTM EBITDAR of 5.6x[1]
- Dollar Tree's strong track record of financial performance and ability to generate significant free cash flow will be maintained post transaction
- Cash flow generation capability of combined entity will enable rapid deleveraging
- Committed to return to investment grade profile

Free cash flow ($ in millions)[1]



$736
$812
$884
$1,106
2011
2012
2013
PF LTM 2014

Adjusted debt / LTM EBITDAR[2,3]



2.7x
2.5x
3.3x
5.6x
<3.5x
2011
2012
2013
PF LTM 2014
Long-term goal (investment grade)

[1] Free Cash Flow defined as EBITDA less capex less changes in working capital; PF LTM free cashflow based on Dollar Tree financials to May 3, 2014 and Family Dollar LTM financials to May 31, 2014
[2] Defined as (gross debt + rents capitalized at 8.0x) / EBITDAR
[3] Pro forma adjusted leverage ratio is for illustrative purposes only and is calculated based on historical financial information as of May 3, 2014 as if the transaction closed on May 3, 2014
[4] To the extent Family Dollar's 5.00% Senior Notes due 2021 remain outstanding at the closing, they are expected to be secured equally and ratably with Dollar Tree's secured bank facilities used for the acquisition, to the extent required by their governing indenture

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DOLLAR TREE

Keys to Our Current & Future Success Compelling Concept Flexible Merchandise Sourcing Solid Balance Sheet Powerful Store Economics Scalable Infrastructure Environment of Continuous Improvement 16

Wow the customer  Invest in our people  New stores-more, better, faster  New businesses-new growth engines  Ensure consistent profitable growth  Reinvent ourselves continuously  Dollar Tree’s Mission & Strategy The acquisition of Family Dollar is consistent with Dollar Tree’s Mission & Strategy Strategy ■ Best Value ■ Best Stores ■ Best People ■ Best Place to Work ■ Most Profitable ■ Top Shareholder Return Mission To be The Winner In Value Retailing 17